Exhibit 10.2

SIXTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of July 1, 2008, by and among TEPPCO PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions listed on the signature pages attached hereto (collectively, the “Lenders”), and SUNTRUST BANK (“SunTrust”), as the Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to a certain Amended and Restated Credit Agreement, dated as of October 21, 2004, as amended by a certain First Amendment to Amended and Restated Credit Agreement, dated as of February 23, 2005, by a certain Second Amendment to Amended and Restated Credit Agreement, dated as of December 13, 2005, by a certain Third Amendment to Amended and Restated Credit Agreement dated as of July 31, 2006, by a certain Fourth Amendment to Amended and Restated Credit Agreement and Waiver dated as of June 29, 2007, and by a certain Fifth Amendment to Amended and Restated Credit Agreement dated as of December 18, 2007 (as so amended and as hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement so as to modify certain provision of the Credit Agreement with respect to increases in the total Commitments in effect from time to time under the Credit Agreement, all as more particularly provided in this Amendment, and subject to the terms and conditions hereof, the Lenders are willing to agree to such amendment;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

SECTION 1. Definitions.  Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Section 2.6 (“Increase of Commitments; Additional Lenders”).  Section 2.6 of the Credit Agreement is hereby amended by deleting such Section 2.6 in its entirety and substituting a new Section 2.6 as follows:

SECTION 2.6  Increase of Commitments; Additional Lenders.

(a)           The Borrower shall have the right, without the consent of the Lenders but with the prior approval of the Administrative Agent, not to be

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unreasonably withheld, to cause from time to time an increase in the total Commitments of the Lenders by adding to this Agreement one or more additional Lenders (each an “Additional Lender”) or by allowing one or more Lenders (each a “Consenting Lender”) to increase their respective commitments; provided however (i) no Event of Default shall have occurred hereunder which is continuing, (ii) no such increase shall cause the aggregate Commitments hereunder to exceed $1,000,000,000, and (iii) no Lender’s Commitment shall be increase without such Lender’s consent.

(b)           An increase in the aggregate amount of the Commitments pursuant to this Section 2.6 shall become effective upon the receipt by the Administrative Agent of (i) an agreement in form and substance satisfactory to the Administrative Agent signed by the Borrower, by each Additional Lender and by each Consenting Lender, setting forth the new Commitments of such Lenders and setting forth the agreement of each Additional Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof, together with such evidence of appropriate authorization on the part of the Borrower with respect to the increase in the Commitments and such opinions of counsel for the Borrower with respect to the increase in the Commitments as the Administrative Agent may reasonably request, and (ii) Notes executed and delivered by the Borrower for each Consenting Lender and each Additional Lender requesting the same, evidencing such Lenders' Commitments.

(c)           Upon the acceptance of any such agreement by the Administrative Agent, the total Commitments shall automatically be increased by the amount of the Commitments added through such agreement and Schedule 2 shall automatically be deemed amended to reflect the Commitments of all Lenders after giving effect to such additional Commitments and Additional Lenders, as applicable.

(d)           Upon any increase in the aggregate amount of the Commitments pursuant to this Section 2.6 that is not pro rata among all Lenders, (x) within five Business Days, in the case of any Base Rate Borrowings then outstanding, and at the end of the then current Interest Period with respect thereto, in the case of any Eurodollar Borrowings then outstanding, the Borrower shall prepay such Borrowings in their entirety and, to the extent the Borrower elects to do so and subject to the conditions specified in Article V, the Borrower shall reborrow Borrowings from the Lenders (including any Additional Lenders) in proportion to their respective Commitments after giving effect to such increase, until such time as all outstanding Borrowings are held by the Lenders (including any Additional Lenders) in such proportion and (y) effective upon such increase, the amount of the participations held by the Lenders (including any Additional Lenders) in the LC Outstandings shall be adjusted such-that, after giving effect to such adjustments, each Lender (including each Additional Lender) shall hold participations in each such LC Outstandings in the proportion its respective Commitment bears to the aggregate Commitments after giving effect to such increase.

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SECTION 3. Conditions to Effectiveness.

This Amendment shall become effective when each of the following conditions shall have been fulfilled:

(i) the Borrower, the Administrative Agent and those Lenders constituting the Required Lenders shall have executed and delivered to the Administrative Agent a counterpart of this Amendment; and

(ii) each of the Guarantors shall have executed and delivered to the Administrative Agent the Guarantors’ Acknowledgment and Agreement attached to this Amendment.

The Administrative Agent shall notify the Borrower and the Lenders of the Administrative Agent’s receipt of the documents described in the preceding clauses (i) and (ii) and the resulting effectiveness of this Amendment in accordance with this Section 3.

SECTION 4. Representations and Warranties.

The Borrower represents and warrants that (a) the representations and warranties contained in Article VII of the Credit Agreement (with each reference therein to (i) “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby and (ii) “Credit Documents”, “thereunder” and words of like import being deemed to include this Amendment, the Credit Agreement, as amended hereby, and the Guarantors’ Acknowledgment and Agreement) are true and correct in all material respects (unless they speak to a specific date, are based on facts which have changed by transactions contemplated or expressly permitted (including as an express exception to the restrictions set forth in Article IX of the Credit Agreement) by the Credit Agreement or this Amendment or, with the consent of the Required Lenders, are otherwise updated, modified or supplemented as of a subsequent date) on and as of the date hereof as though made on and as of such date, (b) the execution, delivery and performance of this Amendment and the Guarantors’ Acknowledgment and Agreement have been duly authorized by all necessary and appropriate organizational action by each respective Company, do not violate any of the Constituent Documents of any respective Company, and except for violations that individually or collectively are not a Material Adverse Event, do not violate any provision of Legal Requirement applicable to any respective Company, the agreements governing the Senior Notes, or any other material agreement to which any respective Company is a party, (c) upon execution and delivery of this Amendment and the Guarantors’ Acknowledgment and Agreement by each Company party to such agreements, each document will constitute a legal and binding obligation of each such Company, enforceable against it in accordance with its terms, except as enforceability may be limited by Debtor Laws and general principles of equity, and (d) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default or, to the best knowledge of the Borrower, a Potential Default.

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        SECTION 5.  Effect on the Credit Agreement.

Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 6.  Costs and Expenses.

The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all reasonable costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

SECTION 7.  Execution in Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (in each case, any such execution and delivery may occur by facsimile or pdf transmission of executed counterparts or signature pages), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 8.  Governing Law.

This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

TEPPCO PARTNERS, L.P., as Borrower

By: TEXAS EASTERN PRODUCTS
PIPELINE COMPANY, LLC, as General Partner

By:     //s// William G. Manias
Name:  William G. Manias
Title:  Vice President and Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT

SUNTRUST BANK, as Administrative Agent and Lender By: //s// David Edge Name: David Edge Title: Managing Director

SIGNATURE PAGE TO SIXTH AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION By: //s// Shannan Townsend Name: Shannan Townsend Title: Director

SIGNATURE PAGE TO SIXTH AMENDMENT

BNP PARIBAS By: //s// Gregory E. George Name: Gregory E. George Title: Managing Director By: //s// Greg Smothers Name: Greg Smothers Title: Director

SIGNATURE PAGE TO SIXTH AMENDMENT

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)) By: //s// Jennifer Fitzgerald Name: Jennifer Fitzgerald Title: Associate

SIGNATURE PAGE TO SIXTH AMENDMENT

KEYBANK, NATIONAL ASSOCIATION By: //s// Lawrenca A. Mack Name: Lawrenca A. Mack Title: Executive Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT

THE ROYAL BANK OF SCOTLAND PLC By: //s/// Brian D. Williams Name: Brian D. Williams Title: Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT

THE BANK OF NEW YORK By: //s//Hussam S. Alsahlani Name: Hussam S. Alsahlani Title: Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT

WELLS FARGO BANK, NA By: //s// Charles W. Randall Name: Charles W. Randall Title: Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT

UBS LOAN FINANCE LLC By: //s// Richard L. Tavrow Name: Richard L. Tavrow Title: Director By: //s// David B. Julie Name: David B. Julie Title: Associate Director

SIGNATURE PAGE TO SIXTH AMENDMENT

UNION BANK OF CALIFORNIA, N.A. By: //s// Whitney Randolph Name: Whitney Randolph Title: Assistant Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT

CITIBANK, N.A. By: //s// Todd Mogil Name: Todd Mogil Title: Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT

LEHMAN BROTHERS BANK, FSB By: //s// Janine M. Shugan Name: Janine M. Shugan Title: Vice President, Loan Portfolio Group

SIGNATURE PAGE TO SIXTH AMENDMENT

GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned Guarantors consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of the Guaranty with respect to all indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder.  Each of the undersigned Guarantors acknowledges and agrees that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligations of the Borrower, the Guaranty (i) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guarantee of payment of all “Guarantor Obligations” to the extent and as provided therein, including without limitation, all Borrowings (including, without limitation, all Revolver Borrowings, Swingline Borrowings, and Term Borrowings) and Letters of Credit made and issued under the Credit Agreement, as amended, and (ii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the obligations or liabilities of any Guarantor under the Guaranty.

VAL VERDE GAS GATHERING COMPANY, L.P. By: TEPPCO NGL Pipelines, LLC, its sole General Partner By: //s// William G. Manias Name: William G. Manias Title: Vice President and Chief Financial Officer

SIGNATURE PAGE TO GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT

TCTM, L.P.

By:           TEPPCO GP, Inc.,
its sole General Partner

By:     //s// William G. Manias
Name:  William G. Manias
Title:  Vice President and Chief Financial Officer

TEPPCO MIDSTREAM COMPANIES, LLC

By:           TEPPCO GP, Inc.,
its sole Manager

By:     //s// William G. Manias
Name:  William G. Manias
Title:  Vice President and Chief Financial Officer

TE PRODUCTS PIPELINE COMPANY, LLC

By:           TEPPCO GP, Inc.,
its sole Manager

By:     //s// William G. Manias
Name:  William G. Manias
Title:  Vice President and Chief Financial Officer

SIGNATURE PAGE TO GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT